Exhibit 10.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES 1 | 2
2 AMENDMENT/MODIFICATION NO. 0016	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS227396	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
6. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
SIGA TECHNOLOGIES, INC. 1385150
SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST			9B. DATED (SEE ITEM 11)
NEW YORK NY 100658014		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHS0100201100001C
10B. DATED (SEE ITEM 13)
Code 1385150	FACILITY CODE		05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICIATIONS

   The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended. is not extended.
   Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required} See Schedule
13. THIS ITEM ONLY APLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes In paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes - Cost Reimbursement and FAR 1.605-1 - Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not ☒is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
PURPOSE: This modification is to adjust funding under CLIN 0006 and update designated
COR and Alternate COR.

FUNDS ALLOTED PRIOR TO MOD #16 $522,320,688.00
FUNDS REMOVED WITH MOD #16 - $230,902.00
FUNDS ALLOTTED WITH MOD #16 + $230,902.00
TOTAL FUNDS ALLOTED TO DATE $522,320,688.00 (Unchanged)
EXPIRATION DATE: September 24, 2020 (Unchanged)
CONTRACT FUNDED THROUGH September 24, 2020 (Unchanged)
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ELIZABETH STEINER
15B. CONTRACTOR/OFFEROR BY /s/ Dennis E. Hruby (Signature of person authorized to sign.)	15C. DATE SIGNED 20 Sep 2018	16B. UNITED STATES OF AMERICA BY /s/ Elizabeth Steiner (Signature of the Contracting Officer.)	16C. DATE SIGNED 9/21/18
NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA
    FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100001C/0016	PAGE OF 2 | 2
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1) The following revision is made to CLIN 0006 under this modification:

CLIN 0006 is being deobligated in full and then re obligated in full. The amount of decrease ($230,902) and then increase ($230,902). The total value of this FFP CLIN is $230,902.00.

2) Update SECTION G, Article G.2. as follows and replace the designated primary COR:

ARTICLE G.2. CONTRACTING OFFICER'S REPRESENTATIVE (COR)
The following Contracting Officer's Representative (COR) will represent the
Government for the purpose of this contract:

Claiborne Hughes Primary COR
Chia-Wei Tsai, PhD Alternate COR

As delegated by the Contracting Officer, the COR is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) assisting the contracting Officer in interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

All other terms and conditions of contract HHSO100201100001C remain unchanged.
FOB: Destination
Period of Performance: 06/28/2016 to 09/24/2020

Change Item 1 to read as follows(amount shown is the obligated amount):

Smallpox Antiviral Drug for the Strategic 0.00
National Stockpile CAN 1990001

Accounting Info:
2011.1990001.26402 Appr. Yr.: 2011 CAN: 1990001 Object Class: 26402
Funded: -$230,902.00

Accounting Info:
2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103
Funded: $0.00

Accounting Info:
2018.199TWNP.26201 Appr. Yr.: 2018 CAN: 199TWNP Object Class: 26201
Funded: $230,902.00

NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)    Sponsored by GSA
    FAR (48 CFR) 53.110